UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2018

EQT Midstream Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35574	37-1661577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Liberty Avenue, Suite 1700 Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 553-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On May 22, 2018, EQT Midstream Partners, LP, a Delaware limited partnership (EQM), through its wholly owned subsidiary EQM Gathering Holdings, LLC, a Delaware limited liability company (EQM Gathering and together with EQM, the EQM Parties), completed its previously announced acquisition of all of the outstanding limited liability company interests in each of (i) Rice West Virginia Midstream LLC (Rice West Virginia), (ii) Rice Olympus Midstream LLC (Rice Olympus) and (iii) Strike Force Midstream Holdings LLC (Strike Force Holdings and together with Rice West Virginia and Rice Olympus, the Subject Companies) (such acquisition, the Drop-Down Transaction), pursuant to the terms of the Contribution and Sale Agreement (the Contribution Agreement), dated as of April 25, 2018, by and among the EQM Parties, EQT Corporation, a Pennsylvania corporation and the ultimate parent company of EQM (EQT), and Rice Midstream Holdings LLC, a Delaware limited liability company and wholly owned subsidiary of EQT (Rice Midstream and together with EQT, the EQT Parties).

The consideration paid by the EQM Parties to the EQT Parties at the closing of the Drop-Down Transaction consisted of (i) an aggregate of 5,889,282 common units representing limited partner interests in EQM (EQM Common Units) and (ii) aggregate cash consideration of $1.15 billion, subject to customary purchase price adjustments. As a result of the closing, Rice West Virginia, Rice Olympus and Strike Force Holdings are each wholly owned subsidiaries of EQM Gathering. In addition, Strike Force Midstream LLC, a Delaware limited liability company in which Strike Force Holdings owns a 75% limited liability company interest (Strike Force Midstream), is now a wholly owned subsidiary of EQM following EQM Gathering’s acquisition of 25% of the outstanding limited liability company interests in Strike Force Midstream from an affiliate of Gulfport Energy Corporation on May 1, 2018.

The foregoing description of the Contribution Agreement does not purport to be complete and is qualified in its entirety by reference to the Contribution Agreement. A copy of the Contribution Agreement was filed as Exhibit 2.2 to the Form 8-K filed by EQM with the Securities and Exchange Commission on April 26, 2018 and is incorporated herein by reference.

Item 3.02.  Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information set forth in Item 2.01 above relating to the Contribution Agreement is incorporated herein by reference. The EQM Common Units discussed in Item 2.01 above were issued and sold in a private transaction exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the Securities Act).

Item 7.01.  Regulation FD Disclosure.

On April 26, 2018, EQM and EQT GP Holdings, LP, a Delaware limited partnership and subsidiary of EQT (EQGP), provided supplemental information regarding the proposed merger of EQM and Rice Midstream Partners LP, the Drop-Down Transaction and the IDR Transaction (as defined below) in a presentation to investors. A copy of the investor presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 of Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.  Other Events.

As previously disclosed, on April 25, 2018, EQT, Rice Midstream GP Holdings LP, a Delaware limited partnership and wholly owned subsidiary of EQT (RMGH), and EQT GP Holdings, LP, a Delaware limited partnership and subsidiary of EQT (EQGP), entered into an Incentive Distribution Rights Purchase and Sale Agreement (the RMP IDR Purchase Agreement) pursuant to which, subject to the terms and conditions thereof, EQGP agreed to acquire all of the issued and outstanding incentive distribution rights in Rice Midstream Partners LP from RMGH in exchange for 36,293,766 common units representing limited partner interests in EQGP (EQGP Common Units) (the IDR Transaction).  On May 22, 2018, the parties to the RMP IDR Purchase Agreement completed the IDR Transaction, as a result of which EQT’s percentage ownership of the outstanding EQGP Common Units increased from approximately 90.1% to approximately 91.3%.

Item 9.01. Financial Statement and Exhibits.

(a) Financial statements of businesses acquired.

The audited combined financial statements of the Subject Companies for the years ended December 31, 2017 and 2016, as well as the accompanying notes thereto and the related Report of Independent Auditors (collectively, the Audited Annual Combined Financial Statements), are attached hereto as Exhibit 99.2 and incorporated herein by reference.

The unaudited condensed combined balance sheets of the Subject Companies as of March 31, 2018 and December 31, 2017, and the unaudited combined statements of operations, statements of cash flows and statements of equity of the Subject Companies for the three months ended March 31, 2018 and 2017, as well as the accompanying notes thereto (collectively, the Unaudited Quarterly Condensed Combined Financial Statements), are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial statements, and the related notes thereto, required to be filed under Item 9.01(b) of this Current Report on Form 8-K (collectively, the Pro Forma Financial Statements), are attached hereto as Exhibit 99.4 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Investor Presentation of EQT Midstream Partners, LP and EQT GP Holdings, LP, dated May 2018

99.2	Audited Annual Combined Financial Statements

99.3	Unaudited Quarterly Condensed Combined Financial Statements

99.4	Pro Forma Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT MIDSTREAM PARTNERS, LP

By:	EQT Midstream Services, LLC, its General Partner

Date: May 22, 2018	By:	/s/ Robert J. McNally
Robert J. McNally
Senior Vice President and Chief Financial Officer

Signature Page to Form 8-K (EQT Midstream Partners, LP)